EXHIBIT 10.48
AMENDMENT NO. 8 dated as of December 5, 2006 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Bank of America, N.A. (as successor by merger to Fleet National Bank) , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).
INTRODUCTORY STATEMENT
     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.
     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.
     Therefore, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:
     (A) Article 1 of the Credit Agreement is hereby amended to insert the following definition in its appropriate alphabetical sequence:

          “‘Fractional Aircraft Interest’ shall mean a 12.5% fractional interest in a Falcon 2000 executive jet aircraft and/or a single purpose trust formed solely to hold such interest.”
     (B) The definition of “Excluded Assets” appearing in Article 1 of the Credit Agreement is hereby amended by (a) inserting “(i)” following “mean” in the first sentence thereof and (b) deleting the “.” following “Agreement” in the first sentence thereof and adding clause (ii) as follows:
          “and (ii) the Fractional Aircraft Interest.”
     (C) Section 6.1(c) of the Credit Agreement is hereby amended by, following “;”, inserting “plus, up to US$2,500,000 incurred solely to finance the Fractional Aircraft Interest.”
     (D) Section 6.1(o) of the Credit Agreement is hereby amended by, following “Excluded Assets”, inserting “(other than the Fractional Aircraft Interest)”.
     (E) Section 6.2(d) of the Credit Agreement is hereby amended by inserting immediately after the phrase “US$3,000,000 at any one time outstanding;” the phrase “plus, up to US$2,500,000 incurred solely to finance the Fractional Aircraft Interest.”
     (F) Section 6.6 of the Credit Agreement is hereby amended by inserting, immediately before the completion of the parenthetical, the phrase “and any lease financing of the Fractional Aircraft Interest”.
     (G) Section 6.11 of the Credit Agreement is hereby amended by replacing “US$5,000,000” with “US$7,500,000” and replacing “US$15,000,000” with “US$20,000,000”.
     (H) Section 12.1(b)(ix) of the Credit Agreement is hereby amended by, following “Excluded Assets”, inserting “(other than the Fractional Aircraft Interest)”.
     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”):
     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and all Lenders;
     (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and
     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.
     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);
     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.
     Section 5. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.
     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.
     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.
     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS (in their capacities both as Borrowers and as Guarantors): LIONS GATE ENTERTAINMENT CORP.
By	/s/
Title: General Counsel & EVP

LIONS GATE ENTERTAINMENT INC.
By	/s/
Title: General Counsel & EVP

Executed as a Deed by		)
REDBUS FILM DISTRIBUTION		)
LIMITED by		)

/s/
(Director)

/s/
(Director/Secretary)

GUARANTORS:
3 WISE GUYS PRODUCTIONS INC.
AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION
     CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.

FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS CORP.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS CORP./
     PRODUCTIONS FILMS
     LIONS GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION
     DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PLANETARY PRODUCTIONS, LLC
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
SCARLETT, LLC
TERRESTRIAL PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.

LANDSCAPE ENTERTAINMENT CORP. POST PRODUCTION, INC. PUNISHER PRODUCTIONS, INC. SCREENING ROOM, INC. SILENT DEVELOPMENT CORP. VESTRON INC.
By	/s/
Title: General Counsel

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By	/s/
Title: General Counsel

Executed as a Deed by		)
REDBUS PICTURES LIMITED		)

/s/
(Director)

/s/
(Director/Secretary)

Executed as a Deed by		)
REDBUS HOME ENTERTAINMENT		)
LIMITED by		)

/s/
(Director)

/s/
(Director/Secretary)

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent
By	/s/
Title: Managing Director

BANK LEUMI USA
By	/s/
Title: first Vice President

BNP PARIBAS
By	/s/
Title: Director

By	/s/
Title: Vice President

CITY NATIONAL BANK
By	/s/
Title: Senior Vice President

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank)
By	/s/
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK
By	/s/
Title: First Vice President

By	/s/
Title: Assistant Vice President

MANUFACTURERS BANK
By	/s/
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
By	/s/
Title: Senior Vide President

SOCIETE GENERALE
By	/s/
Title: Managing Director

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank
By	/s/

UNION BANK OF CALIFORNIA, N.A.

By	/s/
Title: AVP

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By	/s/
Title: Managing Director

By	/s/
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC
By	/s/
Title: Senior Director

GRAYSON & CO.
By	/s/
Title: Vice President